EXHIBIT 99.1

NEWS ANNOUNCEMENT	FOR IMMEDIATE RELEASE

Contacts:
Christopher Zigmont	Stewart Lewack, Robert Rinderman
Chief Financial Officer	Jaffoni & Collins Incorporated
Glowpoint, Inc.	212/835-8500
603/898-0800; investorrelations@glowpoint.com	glow@jcir.com

REMINDER:
Glowpoint management is conducting a conference call today, November 12th at 5:00 p.m. (ET), to review the Company’s 2003 third quarter results. The conference call dial-in is: (612) 332-0637. Interested parties can also listen to a live webcast of the call at: http://www.glowpoint.com/investor_relations.htm or http://www.ccbn.com. The call and webcast are open to the general public.

Glowpoint Reports 2003 Third Quarter Results
from Continuing Operations

- Subscription and Related Revenue Rises 19% Sequentially from 2003 Second Quarter -

HILLSIDE, N.J., November 12, 2003 – Glowpoint, Inc. (NASDAQ: GLOW), the nation’s first and leading carrier-grade, IP-based video communications service provider, today announced financial results from continuing operations for the three- and nine-month periods ended September 30, 2003.

Summary Financial Results From Continuing Operations

(unaudited) (in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Net revenue	$2,581	$1,525	$7,483	$3,883
Gross margin	93	85	96	267
Net loss	(5,101)	(2,635)	(12,539)	(7,372)
Net loss per share, basic & diluted	$(0.17)	$(0.09)	$(0.43)	$(0.26)
EBITDA (1)	(1,825)	(1,582)	(4,268)	(3,981)

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is considered a non-GAAP financial measure, but is provided to more clearly present the financial results that management uses to evaluate its business. Reconciliation of this non-GAAP financial measure to the most directly comparable financial measure reported in accordance with GAAP is presented in a separate section at the end of this press release. Investors should not consider this measure in isolation or as a substitute for operating income or any other measure for determining Glowpoint’s operating performance or liquidity that is calculated in accordance with GAAP.

(more)

Glowpoint Q3’03, 11/12/03	page 2 of 8

For the three months ended September 30, 2003, net revenue increased 69% to $2.6 million from $1.5 million in the three months ended September 30, 2002. Subscription and related revenue for the 2003 period rose 174% to $1.9 million from $0.7 million in the year-ago third quarter and 19% from the 2003 second quarter level of $1.6 million. Non-subscription revenue related to bridging, events and other one-time fees fell 16% to $0.7 million from $0.8 million in the year-ago third quarter, and was down 35% from the 2003 second quarter level of $1.1 million due the absence of one-time events and seasonal fluctuations in network usage.

Cost of revenues for the three months ended September 30, 2003 rose 73% to $2.5 million from $1.4 million in the three months ended September 30, 2002, and fell 4% from the 2003 second quarter level of $2.6 million. The year-over-year increase was primarily due to higher infrastructure costs relating to the relocation of the Company’s points of presence in Dallas, Chicago, Boston, the United Kingdom and Tokyo during the third period, as well as increases in total last-mile access costs due to an increase in billable subscriber locations.

Operating expenses for the three months ended September 30, 2003 rose 72% to $4.5 million from $2.6 million in the three months ended September 30, 2002 and 47% from the 2003 second quarter level of $3.1 million. The operating expense increases consisted primarily of $1.4 million for impairment losses on long-lived assets and $0.3 million in general and administrative expenses for increased professional fees incurred during the CEO search and activities associated with the Company’s August annual meeting. Higher selling expenses due to an increase in commissions and bonuses associated with higher sales also contributed to the operating expense increases.

“Third quarter results underscore both the challenges and opportunities before us as a stand-alone business,” remarked David C. Trachtenberg, Chief Executive Officer and President of Glowpoint. “The core business continued to grow sequentially during the period, driving subscription and related revenue up 19% from 2003 second quarter levels. At the same time, distractions from the Wire One transition and lower orders from other sales agents impacted results.”

Trachtenberg continued, “These last several weeks represent the first time our management team has been able to concentrate exclusively on Glowpoint and its operating fundamentals. It is clear that our organization must focus on building and supporting a large, stable subscriber base, and to catalyze future growth, we will be joining forces with partners who we believe can deliver consistent sales results for Glowpoint.

“We are concentrating our efforts on diversifying our distribution channel and developing the tools to create successful agents. Our recent launch of ISellGlowpoint.com and Monday's announcement of CMS coming on board as our newest channel partner with 400 agents on the street are key initial steps in converting our sales agent relationships into an active sales pipeline.”

Significant Transaction
In September, Glowpoint, Inc., formerly known as Wire One Technologies, Inc., completed a transaction to sell its videoconferencing equipment division. The Company received total consideration of up to $24 million for the transaction consisting of $21 million in cash, comprised of $19 million at closing and a $2 million holdback; an unsecured $1 million promissory note maturing on December 31, 2004; and, a $2 million earn-out based on performance of the assets over the next two years.

(more)

Glowpoint Q3’03, 11/12/03	page 3 of 8

New Operating Metrics
With the transition from Wire One, Glowpoint has reevaluated the metrics it will use to measure the Company’s performance. “We are a subscription-based business and we need to report the metrics that best reflect the number of subscribers generating revenue for Glowpoint,” Trachtenberg explained. “While endpoints will drive usage, the billable subscriber location to which it is literally and figuratively connected drives the subscription plan and revenue.”

The following chart summarizes operating highlights of Glowpoint’s core subscription business:

	Q3 2003	Q3 2002	% Change	Q2 2003	% Change

Billable Subscriber Locations (1)	989	395	150%	877	13%
Average Billable Subscriber Locations (2)	932	306	205%	763	22%
Subscription and Related Revenue (in 000s)	$1,869	$681	174%	$1,575	19%
Non-Subscription Revenue (in 000s)	$712	$844	(16)%	$1,100	(35)%
Total Revenue (in 000s)	$2,581	$1,525	69%	$2,675	(4)%
Average Monthly Subscription Revenue Per Location (3)	$668	$742	(10)%	$688	(3)%
Number of Customers	246	117	110%	224	10%
Billable Subscriber Locations per Customer (4)	4.0	3.4	19%	3.9	3%
Subscriber Location Backlog (5)	246	235	5%	347	(29)%

(1)	Total number subscriber locations that were generating revenue for the Company, as of the last day in each period. Multiple endpoints or circuits can be linked to a billable subscriber location.
(2)	Calculated as a weighted average number of billable subscriber locations, based on the number of days a location was on the network during each respective period.
(3)	Calculated as subscription and related revenue divided by average billable subscriber locations, divided by three, then multiplied by 1,000.
(4)	Calculated as billable subscriber locations divided by the number of customers
(5)	Represents the Company’s estimate of billable subscriber locations under contract but not yet generating revenue for the Company, at the end of the periods shown. This estimate assumes no material changes that would precipitate a customer from canceling a contract. The Company can give no assurance as to whether these contracts will be executed. While the Company may, from time to time, issue updated guidance with respect to its subscriber location backlog, it assumes no obligation to do so.

“Glowpoint is focused on growing its business efficiently, driving operational improvements and expanding its distribution channels,” added Mr. Trachtenberg. “We view these as attainable goals because we are no longer distracted by non-operating events, we have a better handle on our operating challenges, and we are now better focused to pursue new growth opportunities than ever before.”

About Glowpoint
Glowpoint, Inc. (www.glowpoint.com) operates a video communications service featuring broadcast quality images with telephone-like reliability, features and ease-of-use. Dedicated exclusively to video communications, the Glowpoint service presently carries over 8,000 video calls per month throughout the United States and to Europe, South America and Asia on behalf of nearly 250 customers. To learn more about becoming a Glowpoint sales agent, visit www.isellglowpoint.com.

-more-

Glowpoint Q3’03, 11/12/03	page 4 of 8

The statements contained herein, other than historical information, are or may be deemed to be forward-looking statements and involve factors, risks and uncertainties that may cause actual results in future periods to differ materially from such statements. These factors, risks and uncertainties include market acceptance and availability of new video communication services; the nonexclusive and terminable-at-will nature of sales agent agreements; rapid technological change affecting demand for the Company's services; competition from other video communications service providers; and the availability of sufficient financial resources to enable the Company to expand its operations, as well as other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

GLOWPOINT, SCHEDULEPOINT and GLOWPOINT WEBCASTING are service marks of Glowpoint, Inc. All other marks are trademarks or service marks of their respective owners.

(financial tables follow)

Glowpoint Q3’03, 11/12/03	page 5 of 8

Glowpoint, Inc.
Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Net revenue	$2,581,476	$1,525,494	$7,482,963	$3,883,471
Cost of revenue	2,488,291	1,440,224	7,387,191	3,616,071

Gross margin	93,185	85,270	95,772	267,400

Operating expenses:
Research and development	327,020	273,645	934,240	734,444
Selling	1,359,461	1,238,204	3,693,703	2,961,210
General and administrative	1,428,211	1,095,153	4,060,224	3,462,872
Impairment losses on long-lived assets	1,379,415	—	1,379,415	—
Restructuring	—	—	—	260,000

Total operating expenses	4,494,107	2,607,002	10,067,582	7,418,526

Loss from continuing operations	(4,400,922)	(2,521,732)	(9,971,810)	(7,151,126)

Other (income) expense
Amortization of deferred financing costs	47,254	46,762	140,017	106,456
Interest income	(884)	(9,913)	(6,684)	(68,045)
Interest expense	156,506	76,389	943,489	182,176
Amortization of discount on subordinated debentures	497,338	—	1,490,213	—

Total other expenses, net	700,214	113,238	2,567,035	220,587

Net loss from continuing operations	(5,101,136)	(2,634,970)	(12,538,845)	(7,371,713)

Loss from discontinued AV operations	—	(569,114)	(1,173,067)	(1,837,588)
Loss from discontinued VS operations	(577,058)	(1,131,821)	(1,515,551)	(1,900,990)
Loss from discontinued Voice operations	—	(50,000)	—	(151,339)

Net loss attributable to common stockholders	$(5,678,194)	$(4,385,905)	$(15,227,463)	$(11,261,630)

Basic & diluted net loss per share:
Net loss from continuing operations	$(0.17)	$(0.09)	$(0.43)	$(0.26)

Loss from discontinued AV operations	$—	$(0.02)	$(0.04)	$(0.06)

Loss from discontinued VS operations	$(0.02)	$(0.04)	$(0.05)	$(0.07)

Loss from discontinued Voice operations	$—	$—	$—	$—

Net loss attributable to common stockholders	$(0.19)	$(0.15)	$(0.52)	$(0.39)

Weighted average number of common shares, basic & diluted	29,641,031	28,942,177	29,189,338	28,731,560

(consolidated balance sheets follow)

Glowpoint Q3’03, 11/12/03	page 6 of 8

Glowpoint, Inc.
Consolidated Balance Sheets

	September 30, 2003	December 31, 2002

	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$8,283,187	$2,762,215
Accounts receivable-net	2,076,139	1,277,891
Assets of discontinued AV operations	72,535	807,067
Assets of discontinued VS operations	—	41,314,701
Other current assets	2,420,893	727,262

Total current assets	12,852,754	46,889,136

Furniture, equipment and leasehold improvements-net	11,794,128	11,512,415
Goodwill-net	2,547,862	2,547,862
Other assets	454,722	552,251

Total assets	$27,649,466	$61,501,664

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,560,250	$1,055,427
Accrued expenses	1,654,199	681,369
Liabilities of discontinued VS operations	—	17,333,120
Current portion of capital lease obligations	130,161	—

Total current liabilities	3,344,610	19,069,916

Non-current liabilities:
Bank loan payable	—	5,845,516
Capital lease obligations, less current portion	72,041	—

Total non-current liabilities	72,041	5,845,516

Total liabilities	3,416,651	24,915,432

Commitments and contingencies

Subordinated debentures	4,888,000	4,888,000
Discount on subordinated debentures	(3,647,142)	(4,888,000)

Subordinated debentures, net	1,240,858	—

Stockholders' Equity:
Preferred stock, $.0001 par value;
5,000,000 shares authorized, none issued and outstanding	—	—
Common Stock, $.0001 par value; 100,000,000 authorized;
29,679,483 shares outstanding.	2,973	2,893
Treasury stock, 39,891 shares at cost	(239,742)	(239,742)
Additional paid-in capital	132,765,482	131,132,374
Accumulated deficit	(109,536,756)	(94,309,293)

Total stockholders' equity	22,991,957	36,586,232

Total liabilities and stockholders' equity	$27,649,466	$61,501,664

(consolidated statements of cash flows follows)

Glowpoint Q3’03, 11/12/03	page 7 of 8

Glowpoint, Inc.
Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,

	2003	2002

Cash flows from Operating Activities:
Net loss	$(15,227,463)	$(11,261,630)
Adjustments to reconcile net loss to net cash provided by (used in)
operating activities:
Depreciation and amortization	4,212,407	3,811,168
Amortization of deferred financing costs	140,017	106,456
Amortization of discount on subordinated debentures	1,490,213	—
Non cash compensation	673,536	230,409
Impairment losses on long-lived assets	1,379,415	—
Discontinued operations	—	151,339
Increase (decrease) in cash attributable to changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	(798,249)	9,144,844
Inventory	—	(2,774,005)
Net assets of discontinued AV operations	734,532	—
Net assets of discontinued VS operations	6,874,912	—
Other current assets	(2,907,057)	(6,359,056)
Other assets	23,880	(563,995)
Accounts payable	(688,765)	(1,134,620)
Accrued expenses	972,829	(937,473)
Deferred revenue	—	(1,107,031)
Other current liabilities	—	(1,465,049)

Net cash provided by (used in) operating activities	(3,119,793)	(12,158,643)

Cash flows from Investing Activities
Purchases of furniture, equipment and leasehold improvements	(1,936,831)	(3,598,265)
Proceeds from sale of VS operations	16,233,312	—

Net cash used in investing activities	14,296,481	(3,598,265)

Cash flows from Financing Activities
Proceeds from common stock offering	—	20,257,962
Cost of issuance of subordinated debentures	(249,355)	—
Exercise of warrants and options, net	535,421	370,735
Proceeds from bank loans	75,545,455	47,072,644
Payments on bank loans	(81,390,971)	(48,760,035)
Deferred financing costs	(66,367)	—
Payments on capital lease obligations	(29,899)	(44,394)

Net cash provided by (used in) financing activities	(5,655,716)	18,896,912

Increase (decrease) in cash and cash equivalents	5,520,972	3,140,004

Cash and cash equivalents at beginning of period	2,762,215	1,689,451

Cash and cash equivalents at end of period	$8,283,187	$4,829,455

(supplementary tables follow)

Glowpoint Q3’03, 11/12/03	page 8 of 8

EBITDA Reconciliation
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Net loss from continuing operations	$(5,101,136)	$(2,634,970)	$(12,538,845)	$(7,371,713)

Depreciation and amortization	1,196,172	870,027	4,212,407	2,939,496
Amortization of deferred financing costs	47,254	46,761	140,017	106,456
Amortization of discount on subordinated debentures	497,338	—	1,490,213	—
Non cash compensation	—	69,719	673,536	230,409
Impairment losses on long-lived assets	1,379,415	—	1,379,415	—
Interest expense, net	155,622	66,477	374,865	114,131

EBITDA from continuing operations	(1,825,335)	(1,581,986)	(4,268,392)	(3,981,221)

EBITDA loss from discontinued AV operations	—	(569,114)	(1,173,067)	(1,837,588)
EBITDA gain/loss from discontinued VS operations	(577,058)	(703,735)	(523,415)	(1,029,318)
EBITDA loss from discontinued Voice operations	—	(50,000)	—	(151,339)

Total EBITDA	$(2,402,393)	$(2,904,835)	$(5,964,874)	$(6,999,466)

Summary Income Statement of Discontinued AV Operation
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Net revenues	$—	$4,667,407	$3,873,822	$13,760,642

Cost of revenues	—	4,028,745	3,856,476	11,882,367

Gross profit	—	638,662	17,346	1,878,275

Operating expenses:
Selling	—	1,133,349	1,128,392	3,492,584
General and administrative	—	74,427	62,021	223,279

Total operating expenses	—	1,207,776	1,190,413	3,715,863

Loss from discontinued operations	$—	$(569,114)	$(1,173,067)	$(1,837,588)

Summary Income Statement of Discontinued VS Operation
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2003	2002	2003	2002

Net revenues	$—	$17,295,369	$40,253,589	$58,860,578

Cost of revenues	—	12,856,597	30,445,864	41,777,603

Gross profit	—	4,438,772	9,807,725	17,082,975

Operating expenses:
Selling	577,058	4,892,210	9,752,309	16,278,505
General and administrative	—	678,383	1,570,967	2,005,460
Restructuring	—	—	—	700,000

Total operating expenses	577,058	5,570,593	11,323,276	18,983,965

Loss from discontinued operations	$(577,058)	$(1,131,821)	$(1,515,551)	$(1,900,990)

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